UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

McGrath RentCorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Logo p.o. Box 8016, cary, nc 27512-9903 your vote matters! Mcgrath rentcorp annual meeting of shareholders wednesday, june 4, 2025 2:00 pm, pacific time annual meeting to be held live via the internet - please visit www.proxydocs.com/mgrc for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/mgrc for a convenient way to view proxy materials, vote, and obtain directions to attend the meeting go to www.proxydocs.com/mgrc to vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under united states securities and exchange commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before may 23, 2025. See reverse for full agenda meeting materials: notice of meeting and proxy statement & annual report or form 10-k important notice regarding the availability of proxy materials for the shareholders meeting to be held on june 4, 2025 for shareholders of record as of april 17, 2025 to order paper materials, use one of the following methods. Internet: www.investorelections.com/mgrc call: 1-866-648-8133 email: paper@investorelections.com * if requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material your control number have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 betanxt, inc. Or its affiliates. All rights reserved

Logo mcgrath rentcorp annual meeting of shareholders the board of directors recommends a vote: for on proposals 1, 2 and 3 proposal 1. Election of directors: each to be elected and to serve until the 2026 annual meeting of shareholders or until their successors are elected and qualified. 1.01 nicolas c. Anderson 1.02 kimberly a. Box 1.03 smita conjeevaram 1.04 william j. Dawson 1.05 joseph f. Hanna 1.06 bradley m. Shuster 2. To ratify the appointment of grant thornton llp as the independent auditors for the company for the year ending december 31, 2025. 3. To approve, in a non-binding vote, the compensation of the company’s named executive officers. Note: to transact such other business as may properly come before the annual meeting or at any postponement or adjournment thereof.